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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                333-113636                                20-0842986
             --------                                ----------                                ----------
   (STATE OR OTHER JURISDICTION                     (COMMISSION                            (I.R.S. EMPLOYER
         OF INCORPORATION)                          FILE NUMBER)                           IDENTIFICATION NO.)

       383 Madison Avenue
       New York, New York                                                                        10179
       ------------------                                                                        -----
       (ADDRESS OF PRINCIPAL                                                                   (ZIP CODE)
        EXECUTIVE OFFICES)
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Registrants telephone number, including area code, is (212) 272-2000

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



Item 9.01(c).     Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               BEAR STEARNS ASSET BACKED
                                               SECURITIES I LLC

                                               By: /s/ Baron Silverstein
                                                   -------------------------
                                                   Name:   Baron Silverstein
                                                   Title:  Vice President

Dated: April 15, 2005

                                  EXHIBIT INDEX


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
                               Item 601 (a) of              Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                       Page
------                         -----------                  -----------                       ----
1                              4                            Pooling and Servicing Agreement   5
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